UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 30, 2018

REXFORD INDUSTRIAL REALTY, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11620 Wilshire Boulevard, Suite 1000, Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 966-1680

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by Rexford Industrial Realty, Inc., a Maryland corporation (referred to herein as the “Company,” “we,” “our” and “us”), in connection with the matters described herein.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On April 30, 2018, the board of directors adopted and approved the Company’s Third Amended and Restated Bylaws in order to replace Article XV of the existing bylaws in its entirety with a revised Article XV, which now permits stockholders to amend the Company’s bylaws by the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company pursuant to a proposal submitted by a stockholder, or group of up to five stockholders, owning three percent or more of the Company’s outstanding common stock continuously for at least one year (the “Ownership Threshold”). A stockholder proposal submitted under the amended Article XV may not (i) alter, amend or repeal Article XII, which provides for indemnification of directors and officers of the Company, (ii) alter, amend, or repeal Article XV or (iii) adopt, alter, amend or repeal any provision of the bylaws in a manner that would be inconsistent with Article XII or Article XV, in each case, without the approval of the board of directors.

The board of directors believes the Ownership Threshold broadly enables stockholders who hold a meaningful stake in the Company for more than a brief period of time to propose binding amendments to the bylaws. In that regard, the board of directors considered that, based on the most recently available public filings made by stockholders, as of April 16, 2018 approximately 56% of the Company’s outstanding shares of common stock are owned by stockholders that each own at least three percent or more of the Company’s outstanding shares of common stock.

The foregoing description is qualified in its entirety by reference to a copy of the Third Amended and Restated Bylaws filed as Exhibit 3.1 to this Form 8-K, which is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)    Exhibits.

Exhibit Number	Description
3.1	Third Amended and Restated Bylaws of Rexford Industrial Realty, Inc., adopted April 30, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rexford Industrial Realty, Inc.
May 4, 2018	/s/ Michael S. Frankel
Michael S. Frankel Co-Chief Executive Officer (Principal Executive Officer)

Rexford Industrial Realty, Inc.
May 4, 2018	/s/ Howard Schwimmer
Howard Schwimmer Co-Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit Number	Description
3.1	Third Amended and Restated Bylaws of Rexford Industrial Realty, Inc., adopted April 30, 2018